                                                                     Exhibit 4.6
                         SPECIMEN STOCK CERTIFICATE
SERIES L                                                                SERIES L
EXCHANGEABLE PREFERRED                                    EXCHANGEABLE PREFERRED

NUMBER                                                                    SHARES
 NLI
- ------                                                                    ------

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE REGISTRATION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE CORPORATION OR AN AFFILIATE OF THE CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL
          ACCREDITED INVESTOR, IN EACH CASE HAVING AN AGGREGATE LIQUIDATION PREFERENCE OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, PROVIDED THAT AN INITIAL INVESTOR THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" PURCHASING AS DESCRIBED IN CLAUSE (E) ABOVE SHALL NOT BE PERMITTED TO TRANSFER THIS SECURITY TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT; AND SUBJECT TO THE
          CORPORATION'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND IN THE CASE OF ANY OF THE FOREGOING CLAUSES (A)-(F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE CORPORATION. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.


                                TIME WARNER INC.
             THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                 CUSIP__________________


This Certifies that_____________________________________________________________

is the owner of_________________________________________________________________


  FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES L EXCHANGEABLE PREFERRED STOCK
            OF THE PAR VALUE OF $1.00 PER SHARE OF TIME WARNER INC.,

transferable on the books of the Corporation by said owner in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as amended, to which reference is hereby made with the same effect as if it were herein set forth in full. A copy of said Certificate of Incorporation and By-Laws, as amended, is on file in the office of the Transfer Agent of the Corporation. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof the Corporation has caused this certificate to be signed by its proper officers and its corporate seal to be hereunto affixed.

Dated______________________________


COUNTERSIGNED AND REGISTERED:                    TIME WARNER INC. CORPORATE SEAL
                                                        DELAWARE 1983
CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY_____________________________________________
  AUTHORIZED OFFICER


        /s/      Gerald M. Levin
- --------------------------------------------------
Chairman of the Board and Chief Executive Officer


        /s/      Peter R. Haje
- --------------------------------------------------
Secretary

                                TIME WARNER INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND/OR OTHER SPECIAL RIGHTS OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES OF PREFERRED STOCK. SUCH REQUEST MAY BE MADE EITHER TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT - ____________________Custodian____________________
                               (Cust)                         (Minor)
                        under Uniform Gifts to Minors Act

                              ---------------------
                                     (State)

Additional abbreviations may also be used though not in the above list.

For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

- --------------------------------------------------------------------------------
(PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS, INCLUDING POSTAL ZIP CODE, OF
 ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________


         --------------------------------------------------------------------
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                         SPECIMEN STOCK CERTIFICATE
SERIES L                                                                SERIES L
EXCHANGEABLE PREFERRED                                    EXCHANGEABLE PREFERRED

NUMBER                                                                    SHARES
 NLG
- ------                                                                    ------

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein. Unless and until it is exchanged in whole or in part for Preferred Stock in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depository or a nominee of such successor Depository.

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE REGISTRATION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE CORPORATION OR AN AFFILIATE OF THE CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL
          ACCREDITED INVESTOR, IN EACH CASE HAVING AN AGGREGATE LIQUIDATION PREFERENCE OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, PROVIDED THAT AN INITIAL INVESTOR THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" PURCHASING AS DESCRIBED IN CLAUSE (E) ABOVE SHALL NOT BE PERMITTED TO TRANSFER THIS SECURITY TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT; AND SUBJECT TO THE
          CORPORATION'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND IN THE CASE OF ANY OF THE FOREGOING CLAUSES (A)-(F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE CORPORATION. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.


                                TIME WARNER INC.
             THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                 CUSIP__________________


This Certifies that ____________________________________________________________
is the owner of ________________________________________________________________


  FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES L EXCHANGEABLE PREFERRED STOCK
            OF THE PAR VALUE OF $1.00 PER SHARE OF TIME WARNER INC.,

transferable on the books of the Corporation by said owner in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as amended, to which reference is hereby made with the same effect as if it were herein set forth in full. A copy of said Certificate of Incorporation and By-Laws, as amended, is on file in the office of the Transfer Agent of the Corporation. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof the Corporation has caused this certificate to be signed by its proper officers and its corporate seal to be hereunto affixed.

Dated ____________________________________



COUNTERSIGNED AND REGISTERED:                    TIME WARNER INC. CORPORATE SEAL
                                                        DELAWARE 1983
CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY __________________________________________
   AUTHORIZED OFFICER


        /s/      Gerald M. Levin
- -------------------------------------------------
Chairman of the Board and Chief Executive Officer


        /s/      Peter R. Haje
- -------------------------------------------------
Secretary

                                TIME WARNER INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND/OR OTHER SPECIAL RIGHTS OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES OF PREFERRED STOCK. SUCH REQUEST MAY BE MADE EITHER TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT - ____________________Custodian____________________
                                (Cust)                        (Minor)
                        under Uniform Gifts to Minors Act

                              ---------------------
                                     (State)

Additional abbreviations may be used though not i the above list.

For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

- --------------------------------------------------------------------------------
(PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS, INCLUDING POSTAL ZIP CODE, OF
 ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________________________


         --------------------------------------------------------------------
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                         SPECIMEN STOCK CERTIFICATE


SERIES L                                                                SERIES L
EXCHANGEABLE PREFERRED                                    EXCHANGEABLE PREFERRED

NUMBER                                                                    SHARES
 NLS
- ------                                                                    ------

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE REGISTRATION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE CORPORATION OR AN AFFILIATE OF THE CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL
          ACCREDITED INVESTOR, IN EACH CASE HAVING AN AGGREGATE LIQUIDATION PREFERENCE OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, PROVIDED THAT AN INITIAL INVESTOR THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" PURCHASING AS DESCRIBED IN CLAUSE (E) ABOVE SHALL NOT BE PERMITTED TO TRANSFER THIS SECURITY TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT; AND SUBJECT TO THE
          CORPORATION'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND IN THE CASE OF ANY OF THE FOREGOING CLAUSES (A)-(F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE CORPORATION. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.


                                TIME WARNER INC.
             THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                 CUSIP _________________


This Certifies that ____________________________________________________________

is the owner of ________________________________________________________________

  FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES L EXCHANGEABLE PREFERRED STOCK
            OF THE PAR VALUE OF $1.00 PER SHARE OF TIME WARNER INC.,

transferable on the books of the Corporation by said owner in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as amended, to which reference is hereby made with the same effect as if it were herein set forth in full. A copy of said Certificate of Incorporation and By-Laws, as amended, is on file in the office of the Transfer Agent of the Corporation. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof the Corporation has caused this certificate to be signed by its proper officers and its corporate seal to be hereunto affixed.

Dated _______________________________


COUNTERSIGNED AND REGISTERED:                   TIME WARNER INC. CORPORATE SEAL
                                                       DELAWARE 1983
CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY__________________________________________________
     AUTHORIZED OFFICER


        /s/      Gerald M. Levin
- ----------------------------------------------------
Chairman of the Board and Chief Executive Officer



        /s/      Peter R. Haje
- ----------------------------------------------------
Secretary

                                                                               3
                                TIME WARNER INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND/OR OTHER SPECIAL RIGHTS OF EACH CLASS OF CAPITAL STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF SERIES OF PREFERRED STOCK. SUCH REQUEST MAY BE MADE EITHER TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ____________________Custodian____________________
                               (Cust)                         (Minor)
                        under Uniform Gifts to Minors Act

                              ---------------------
                                     (State)

Additional abbreviations may also be used though not in the above list.

For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

- --------------------------------------------------------------------------------
(PLEASE  PRINT  OR  TYPEWRITE  NAME  AND  ADDRESS, INCLUDING POSTAL ZIP CODE, OF
 ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________________________________


         --------------------------------------------------------------------
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.